GAIN Capital Reports Second Quarter 2018 Results

BEDMINSTER, N.J., July 26, 2018 /PRNewswire/ -- GAIN Capital Holdings, Inc. ("GAIN") (NYSE: GCAP), a leading global provider of online trading services, announced financial results for the second quarter of 2018.

Key Financial Results for the Second Quarter

•	GAAP Net income of $67.1 million, or $1.47 per share

•	GAAP Net revenue of $84.2 million, down 7% year-over-year

•	Adjusted net income, excluding net income from discontinued operations, of $4.4 million, or $0.10 per share; including net income from discontinued operations, of $5.6 million, or $0.12 per share

•	Adjusted EBITDA of $19.0 million

Operating Highlights

•	Completed sale of GTX ECN business for $100 million, which is reflected in discontinued operations (see "Income Statement of Discontinued Operations" table below)

•	Retail average daily volume increased 7% year-over-year to $10.6 billion

•	Direct volume per active account increased 11% year-over-year

•	New direct accounts increased 8% year-over-year

A summary of GAIN’s financial highlights are included in the chart below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net Income/(Loss)	$67.1	$13.9	$83.2	$(4.9)
Adjusted Net Income/(Loss)(1)	$4.4	$11.3	$18.4	$(7.4)

Net Revenue	$84.2	$90.6	$182.5	$141.8
Operating Expenses	(65.2)	(64.9)	(131.7)	(130.8)
Adjusted EBITDA(1)	$19.0	$25.7	$50.8	$11.0

Diluted GAAP EPS	$1.47	$0.31	$1.81	$(0.08)
Adjusted EPS(1)	$0.10	$0.24	$0.40	$(0.15)
___________________________________
Note: Dollars in millions, except per share amounts and where noted otherwise. Columns may not add due to rounding.
1See below for reconciliation of non-GAAP financial measures.

"The second quarter marked a key milestone for our Company as we announced the sale of our Institutional GTX ECN business and reaffirmed our commitment to invest in the long-term growth of our core Retail segment,” commented Glenn Stevens, CEO of GAIN. "Despite the lower volatility environment during the second quarter, our results for the first half of 2018 remained strong with net revenue from continued operations increasing 29% year-over-year, demonstrating our early success in executing on our strategic priorities to deliver more sustainable returns and drive growth. Looking ahead, we will continue to make significant investments in our products and services and marketing, execute on our operational excellence and revenue volatility reduction initiatives, and optimize our capital allocation to enhance GAIN's shareholder value and further position us for long-term growth."

Quarterly Operating Metrics

	Q2 18	Q2 17	Year-over-year Change
Retail Segment
OTC Trading Volume (1) (2)	$679.6	$646.4	5.1%
OTC Average Daily Volume	$10.6	$9.9	7.1%
12 Month Trailing Active OTC Accounts (3)	130,018	134,120	(3.1)%
3 Month Trailing Active OTC Accounts (3)	76,654	83,511	(8.2)%

Institutional Segment
ECN Volume (1)	$962.0	$715.7	34.4%
ECN Average Daily Volume	$15.0	$11.0	36.4%
Swap Dealer Volume (1)	$144.7	$141.5	2.3%
Swap Dealer Average Daily Volume	$2.3	$2.2	4.5%

Futures Segment
Number of Futures Contracts	2,073,684	1,655,166	25.3%
Futures Average Daily Contracts	32,401	26,272	23.3%
12 Month Trailing Active Futures Accounts (3)	7,881	7,885	(0.1)%
_______________________________________
All volume figures reported in billions.
1 US dollar equivalent of notional amounts traded.
2 For the quarter, indirect volume represented 25% of total retail OTC trading volume.
3 Accounts that executed a transaction during the relevant period.

Capital Return and Dividend
In the second quarter, GAIN:

•	focused on returning capital to shareholders through dividends, which amounted to approximately $2.7 million.
•repurchased 518,816 shares of stock at an average price of $7.85.
•returned a total of $6.8 million to shareholders in the form of share repurchases and dividends.

GAIN’s Board of Directors declared a quarterly cash dividend of $0.06 per share of the Company’s common stock. The dividend is payable on September 18, 2018 to shareholders of record as of the close of business on September 11, 2018.

Sale of GTX ECN Business
On June 29, 2018, GAIN completed the sale of the Company's GTX ECN business to Deutsche Börse Group via its FX unit, 360T for a total purchase price of $100 million. In connection with the closing, the Company received approximately $85 million, net of taxes and transaction-related expenses and fees and recorded a pre-tax gain on sale of $69.6 million. Net proceeds allow GAIN to invest in organic growth and provide increased financial flexibility to pursue M&A opportunities, return capital to shareholders via our stock repurchase program, and reduce debt.

Conference Call
GAIN will host a conference call July 26, 2018 at 4:30 p.m. ET. Participants may access the live call by dialing +1.888.349.0112 (US Domestic), or +1.412.317.6001 (International). Please let the operator know you would like to join the GAIN Capital call.

A live audio webcast of the call, as well as a PDF copy of the earnings presentation, will be available on the Investor Relations section of the GAIN Capital website (http://ir.gaincapital.com).

An audio replay will be made available for one month starting approximately one hour after the call by dialing +1.877.344.7529 from the U.S. or +1.412.317.0088 from abroad, and entering the passcode 10122517#.

For more corporate information or to sign up for alerts, please visit: http://ir.gaincapital.com.

About GAIN
GAIN Capital Holdings, Inc. provides innovative trading technology and execution services to retail and institutional investors worldwide, with multiple access points to OTC markets and global exchanges across a wide range of asset classes, including foreign exchange, commodities, and global equities.  GAIN Capital is headquartered in Bedminster, New Jersey, with a global presence across North America, Europe and the Asia Pacific regions.  For further company information, visit www.gaincapital.com.

Investor Relations Contact
Lauren Tarola, Edelman for GAIN Capital
+1 908.731.0737
ir@gaincapital.com

Media Contact
Nicole Briguet, Edelman for GAIN Capital
+1 212.704.8164
pr@gaincapital.com

Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
REVENUE:
Retail revenue	$72.0	$79.1	$156.2	$118.0
Futures revenue	11.1	9.6	21.8	20.1
Other revenue	(1.4)	0.8	0.5	1.8
Total non-interest revenue	81.8	89.5	178.4	140.0
Interest revenue	2.8	1.3	4.9	2.1
Interest expense	0.4	0.1	0.8	0.3
Total net interest revenue	2.4	1.1	4.1	1.8
Net revenue	$84.2	$90.6	$182.5	$141.8
EXPENSES:
Employee compensation and benefits	$22.5	$23.0	$46.8	$43.5
Selling and marketing	6.8	7.5	12.7	16.8
Referral fees	10.5	13.3	21.9	29.8
Trading expenses	5.5	4.9	11.4	10.3
General and administrative	14.2	11.8	26.7	21.1
Depreciation and amortization	5.3	4.1	10.7	7.9
Purchased intangible amortization	3.6	3.8	7.3	6.9
Communications and technology	5.5	4.5	10.9	9.5
Bad debt provision	0.3	(0.2)	1.4	(0.1)
Impairment of investment	0.0	0.0	(0.1)	0.0
Total operating expense	74.2	72.8	149.7	145.7
OPERATING PROFIT/(LOSS)	10.0	17.8	32.9	(3.9)
Interest expense on long term borrowings	3.4	2.7	6.7	5.4
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	6.6	15.1	26.2	(9.3)
Income tax expense/(benefit)	(0.3)	1.5	7.4	(4.4)
Equity in net loss of affiliate	0.0	0.0	0.0	(0.1)
Net income/(loss) from continuing operations	6.8	13.5	18.7	(4.9)
Income from discontinued operations, net of tax	60.6	0.6	65.0	0.2
NET INCOME/(LOSS)	67.5	14.1	83.7	(4.7)
Net income attributable to non-controlling interests	0.3	0.2	0.5	0.2
NET INCOME/(LOSS) APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$67.1	$13.9	$83.2	$(4.9)
Earnings/(loss) per common share:
Basic earnings/(loss) from continuing operations	$0.13	$0.30	$0.39	$(0.09)
Basic earnings/(loss) from discontinued operations	$1.36	$0.01	$1.45	$0.01
Basic	$1.49	$0.31	$1.84	$(0.08)
Diluted earnings/(loss) from continuing operations	$0.13	$0.30	$0.38	$(0.09)
Diluted earnings/(loss) from discontinued operations	$1.34	$0.01	$1.43	$0.01
Diluted	$1.47	$0.31	$1.81	$(0.08)
Weighted average common shares outstanding used in computing earnings/(loss) per common share:
Basic	44,797,103	47,687,214	44,906,800	47,790,307
Diluted	45,309,002	47,894,648	45,415,774	47,790,307
_________________________
Note: Dollars in millions, except share, per share data and where noted otherwise. Columns may not add due to rounding.

Condensed Consolidated Balance Sheet
(unaudited)

	June 30,	December 31,
	2018	2017
ASSETS:
Cash and cash equivalents	$360.3	$209.7
Cash and securities held for customers	920.4	978.8
Receivables from brokers	52.3	78.5
Property and equipment - net of accumulated depreciation	36.5	40.7
Intangible assets, net of accumulated amortization	40.1	62.0
Goodwill	28.2	33.0
Other assets	36.7	45.9
Total assets	$1,474.5	$1,448.6
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to customers	$920.4	$978.8
Payables to brokers	3.0	2.8
Accrued compensation & benefits	10.6	10.1
Accrued expenses and other liabilities	39.7	33.9
Income tax payable	10.2	0.6
Convertible senior notes	135.3	132.2
Total liabilities	$1,119.2	$1,158.5
Redeemable non-controlling interests	$2.6	$4.4
Shareholders' equity	352.8	285.7
Total liabilities and shareholders' equity	$1,474.5	$1,448.6
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Income Statement of Discontinued Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
REVENUE:
Institutional revenue	7.9	7.4	16.4	15.8
Total non-interest revenue	7.9	7.4	16.4	15.8
Interest revenue	0.1	0.0	0.1	0.0
Total net interest revenue	0.1	0.0	0.1	0.0
Net revenue	$8.0	$7.5	$16.5	$15.9
EXPENSES:
Employee compensation and benefits	$2.5	$3.3	$5.9	$7.0
Selling and marketing	0.0	0.0	0.1	0.0
Referral fees	0.5	0.0	1.0	0.0
Trading expenses	2.8	2.3	5.4	4.9
General and administrative	0.5	0.9	1.1	1.4
Depreciation and amortization	0.1	0.2	0.4	0.4
Purchased intangible amortization	0.4	0.5	0.9	1.1
Communications and technology	0.1	0.1	0.3	0.2
Restructuring expenses	0.2	0.0	0.2	0.0
Total operating expense	7.1	7.4	15.2	15.1
OPERATING PROFIT/(LOSS)	0.9	0.0	1.2	0.8
Gain on sale of discontinued operations	69.6	0.0	69.6	0.0
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	70.4	0.0	70.8	0.8
Income tax expense/(benefit)	9.8	(0.5)	5.8	0.5
NET INCOME/(LOSS) FROM DISCONTINUED OPERATIONS	60.6	0.6	65.0	0.2
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted EPS
Adjusted net income/(loss) is a non-GAAP financial measure and represents our net income/(loss) excluding restructuring, acquisition and integration related expenses, adjustment to fair value of contingent consideration, net income from discontinued operations and other non-recurring items. This non-GAAP financial measure has certain limitations, including that it does not have a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of adjusted net income/(loss) assists investors in evaluating our operating performance. However, because adjusted net income/(loss) is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income/(loss).

Net Income/(Loss) to Adjusted Net Income/(Loss) and Adjusted EPS
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net income/(loss) applicable to Gain Capital Holdings Inc.	$67.1	$13.9	$83.2	$(4.9)
Income tax expense/(benefit)	(0.3)	1.5	7.4	(4.4)
Equity in net loss of affiliate	0.0	0.0	0.0	0.1
Non-controlling interest	0.3	0.2	0.5	0.2
Net Income from discontinued operations	(60.6)	(0.6)	(65.0)	(0.2)
Pre-tax income/(loss)	$6.6	$15.1	$26.2	$(9.3)
Adjustments	0.0	0.0	(0.1)	0.0
Adjusted pre-tax income/(loss)	$6.6	$15.1	$26.1	$(9.3)
Adjusted income tax	(1.8)	(3.6)	(7.2)	2.2
Equity in net loss of affiliate	0.0	0.0	0.0	(0.1)
Non-controlling interest	(0.3)	(0.2)	(0.5)	(0.2)
Adjusted net income/(loss)	$4.4	$11.3	$18.4	$(7.4)

Adjusted earnings/(loss) per common share
Basic	$0.10	$0.24	$0.41	$(0.15)
Diluted	$0.10	$0.24	$0.40	$(0.15)

Weighted average common shares outstanding used in computing earnings/(loss) per common share
Basic	44,797,103	47,687,214	44,906,800	47,790,307
Diluted	45,309,002	47,894,648	45,415,774	47,790,307
_____________________________
Note: Dollars in millions, except per share data and where noted otherwise. Columns may not add due to rounding.

Reconciliation of GAAP Net Income to Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is a non-GAAP financial measure that represents our earnings/(loss) before interest, taxes, depreciation and amortization, purchased intangible amortization, restructuring, acquisition and integration-related expenses, legal settlement, non-controlling interest and discontinued operations. This non-GAAP financial measure has certain limitations, including that it does not have a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of adjusted EBITDA assists investors in evaluating our operating performance. However, because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income/(loss).

Reconciliation of GAAP Net Income/(Loss) to Adjusted EBITDA and Adjusted EBITDA Margin
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net revenue	$84.2	$90.6	$182.5	$141.8
Net income/(loss) applicable to Gain Capital Holdings Inc.	67.1	13.9	83.2	(4.9)
Net income/(loss) margin % (1)	80%	15%	46%	(3)%

Net income/(loss)	$67.1	$13.9	$83.2	$(4.9)
Depreciation and amortization	5.3	4.1	10.7	7.9
Purchased intangible amortization	3.6	3.8	7.3	6.9
Interest expense on long term borrowings	3.4	2.7	6.7	5.4
Income tax expense/(benefit)	(0.3)	1.5	7.4	(4.4)
Impairment of investment	0.0	0.0	(0.1)	0.0
Equity in net loss of affiliate	0.0	0.0	0.0	(0.1)
Net income attributable to non-controlling interests	0.3	0.2	0.5	0.2
Discontinued operations (2)	(60.6)	(0.6)	(65.0)	(0.2)
Adjusted EBITDA	19.0	25.7	$50.8	$11.0
Adjusted EBITDA Margin(3)	23%	28%	28%	8%
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 Net income/(loss) margin % includes the gain on discontinued operations
2 Discontinued operations amounts shown under continuing operations represent income from discontinued operations
3 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue.

Segment Information:
ASC 280, Disclosures about Segments of an Enterprise and Related Information, establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker, or decision making group, in deciding how to allocate resources and in assessing performance. Reportable segments are defined as an operating segment that either (a) exceeds 10% of revenue, or (b) reported profit or loss in absolute amount exceeds 10% of profit of all operating segments that did not report a loss or (c) exceeds 10% of the combined assets of all operating segments. The Company’s operations relate to global trading services and solutions. Based on the Company’s management strategies, and common production, marketing, development and client coverage teams, the Company has concluded that it operates in two operating segments: Retail Segment and Futures Segment.

Retail

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Trading Revenue	$72.1	$79.1	$156.3	$118.0
Other Retail Revenue	2.4	1.5	3.9	2.7
Total Revenue	74.5	80.6	160.2	120.7

Employee Comp & Ben	13.6	14.4	29.1	27.7
Marketing	6.5	7.2	12.2	16.1
Referral Fees	7.0	9.8	14.7	22.1
Other Operating Expense	18.3	15.2	36.0	28.6
Segment Profit	$29.1	$33.9	$68.2	$26.0
Segment Profit Margin %	39%	42%	43%	22%

_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Futures

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue	$12.1	$10.0	$23.6	$21.0

Employee Comp & Ben	2.9	2.5	5.4	5.0
Marketing	0.2	0.2	0.4	0.5
Referral Fees	3.4	3.5	7.2	7.6
Other Operating Expense	3.6	3.2	7.3	7.0
Segment Profit	$2.1	$0.6	$3.3	$0.9
Segment Profit Margin %	17%	6%	14%	4%
____________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Corporate and Other

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue/(loss)	$(2.4)	$0.0	$(1.3)	$0.1

Employee Comp & Ben	6.0	6.1	12.4	10.7
Marketing	0.1	0.1	0.1	0.1
Other Operating Expense	3.7	2.6	7.0	5.3
Loss	$(12.2)	$(8.8)	$(20.7)	$(16.0)
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of Segment Profit to Income Before Income Tax Expense

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Retail segment	$29.1	$33.9	$68.2	$26.0
Futures segment	2.1	0.6	3.3	0.9
Corporate and other	(12.2)	(8.8)	(20.7)	(16.0)
Segment Profit	19.0	25.7	50.8	11.0

Depreciation and amortization	5.3	4.1	10.7	7.9
Purchased intangible amortization	3.6	3.8	7.3	6.9
Impairment of investment	0.0	0.0	$(0.1)	$0.0
Operating profit/(loss)	$10.0	$17.8	$32.9	$(3.9)
Interest expense on long term borrowings	3.4	2.7	6.7	5.4
Income/(loss) before income tax expense/(benefit)	$6.6	$15.1	$26.2	$(9.3)
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Forward-Looking Statements:
In addition to historical information, this earnings release contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 14, 2018, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.